                            SCHEDULE 14A INFORMATION
                 REVOCATION STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement (Revocation of Consent Statement) / / Confidential, for Use of the Commission Only (as permitted by
     Rule 14s-6(e)(2))
/ / Definitive Proxy Statement (Revocation of Consent Statement) / / Definitive Additional Materials
/x/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            WASHINGTON MUTUAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14s-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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
                                    SLIDE 1

                              INVESTOR CONFERENCE

                                  DO THE MATH






                                    SLIDE 2

                                KERRY KILLINGER

                             Chairman, President &
                            Chief Executive Officer

                                    SLIDE 1


                       GROWTH + VALUE + EXPERIENCE = WAMU







                                    SLIDE 2


                       GROWTH + VALUE + EXPERIENCE = WAMU
                                             WAMU PROFILE


o  SIZE

        -- Largest bank headquartered in the Pacific Northwest

o  MISSION

        -- To be the premier financial services organization in the western
           United States

o  BUSINESS LINES

        -- Consumer banking

        -- Small- to mid-size commercial banking

        -- Annuities

        -- Securities and insurance brokerage

                                    SLIDE 1

                       GROWTH + VALUE + EXPERIENCE = WAMU
                                             WAMU PROFILE


                Total Assets                            $46.1 bn

                Total Deposits                          $24.3 bn

                Equity/Assets                           5.27%

                Locations                               590

                Households                              1.5 mm

                Marketplace                     WA, OR, CA, UT, ID, AZ,
                                                CO, NV, MT








                                    SLIDE 2

                       GROWTH + VALUE + EXPERIENCE = WAMU
                                           KEY STRATEGIES


        o Expand consumer and commercial banking franchises through internal growth and acquisitions

        o  Maintain a high quality balance sheet

        o  Improve operating efficiency

        o  Limit sensitivity to interest rate movement

        o  Achieve financial targets

           -- ROCE:             (greater than)18%    -- NPA/Total Assets:       (less than)1%
           -- EPS growth                      15%    -- Common Equity/Assets    (greater than)5%
           -- Efficiency Ratio     (less than)50%

                                    SLIDE 1

                       GROWTH + VALUE + EXPERIENCE = WAMU
                               A GROWING MARKET FRANCHISE


                                     1987*
                                     -----

                o  Assets                               $ 5.7 bn

                o  Loans                                  3.0 bn

                o  Deposits                               3.5 bn

                o  Equity                               316.9 mm

                o  Market Cap                           211.9 mm




Note: As of 12/31/87









                                    SLIDE 2

                       GROWTH + VALUE + EXPERIENCE = WAMU
                               A GROWING MARKET FRANCHISE



                                    3/31/97*
                                    --------


                o  Assets                               $ 46.1 bn

                o  Loans                                  32.2 bn

                o  Deposits                               24.3 bn

                o  Equity                                  2.4 bn

                o  Market Cap                              5.7 bn



Note: As of 12/31/97

                                    SLIDE 1

                       GROWTH + VALUE + EXPERIENCE = WAMU
                                     DISTRIBUTION NETWORK



                               BANKING OPERATIONS
                               ------------------


        o  Consumer Banking Locations

           -- Traditional branches                              343

           -- In-store branches                                  84

           -- Loan centers                                      103
                                                                ---
                                                                529

        o  Commercial Banking Locations

           -- Traditional branches                               50

           -- Business banking centers                           13
                                                                ---
                                                                 63

        o  Households Served                                    1.5 mm*


Note: As of 3/31/97










                                    SLIDE 2

                       GROWTH + VALUE + EXPERIENCE = WAMU
                     SUCCESSFUL GROWTH THROUGH ACQUISITIONS


                                            ASSETS
ACQUIRED        INSTITUTION             (in Millions)           BRANCHES
--------        -----------             -------------           --------

1988-92         10 Acquisitions          $ 2,041.2                  84
1993            Pioneer(a)                   926.5                  17
1993            Pacific First              5,861.3                 129
1994            Far West                      42.2(b)                3
1994            Summit(a)                    188.1                   4
1995            Olympus(a)                   391.4                  11
1995            Enterprise(a)(c)             153.8                   1
1996            Western(a)(c)                776.3                  42
1996            Utah Federal(a)              122.6                   5
1996            American(a)               21,915.8                 221
1997            United Western               414.9                   9
                                         ---------                 ---
                                         $32,235.3                 526


(a) Pooling transaction
(b) Branch acquisition only
(c) Commercial bank

                                    SLIDE 1

                          STOCK MARKET OUTPERFORMANCE
                       Cumulative Total Return Comparison

                                    [CHART]

(Assumes reinvestment of dividends)

WAMU                    100    $ 92.99  $281.20  $245.1   $1,066.19  $848.84  $2,318.92  $2,598.52
S&P Financial Index     100     108.49   167.02   171.14     317.68   340.45     708.78     783.97
S&P 500 Index           100     118.28   184.69   288.51     404.66   451.33     763.50     740.87

                        3/83     12/84    12/86    12/90      12/92    12/94      12/96       3/97

Source: Standard & Poor's Compustat
* $100 invested 3/83


                                    SLIDE 2

                       GROWTH + VALUE + EXPERIENCE = WAMU

                          Stock Market Outperformance

Total Annual Return Peer Comparison (4/19/90 - 3/31/97)

                                  [BAR GRAPH]

34.8%     28.6%     28.2%     26.1%     23.9%     23.8%     22.4%     20.4%
WAMU       NoB       CCI       WFC       BAC      USBC       Key       NB

19.3%     16.71%    16.08%    15.3%     13.5%     12.6%
GWF        ONE       AHM       SPX       GDW      WFSL


Source: Bloomberg

                                    SLIDE 1

                              INVESTOR CONFERENCE

                                  DO THE MATH

                                    SLIDE 1

                              INVESTOR CONFERENCE

                                  DO THE MATH




                                    SLIDE 2

                               DEANNA OPPENHEIMER
                            Executive Vice President
                             Corporate Relations &
                                Consumer Banking

                                    SLIDE 1

                               THAT'S DIFFERENT,
                            THAT'S WASHINGTON MUTUAL

                              The Premier Consumer
                          Banking Strategy in the West




                                    SLIDE 2

                           OVERVIEW: MARKET PRESENCE
                    Washington Consumer Deposit Market Share

                                  [BAR GRAPH]

      15.8%           14.5%           10.4%           9.6%            3.8%
       BAC            WAMU            USBC            Keg             WFC

                                    SLIDE 1

                           OVERVIEW: MARKET PRESENCE
                    Oregon Consumer Deposit Market Share(a)

                                  [BAR GRAPH]

     26.4%            12.8%           9.5%            7.6%            7.0%
     USBC              WFC            WAMU            Keg             BAC

                      (a) Percent dollar volume as of 6/96
           Note: Excludes government and noninterest-bearing accounts


                                    SLIDE 2

                           OVERVIEW: MARKET PRESENCE
                  California Consumer Deposit Market Share(a)

                                  [BAR GRAPH]

       16.1%            10.9%           9.6%            8.0%            5.0%
        BAC              WFC            5.9%            AHM            World
                                        3.7%
                                      WAMU/GWF

                      (a) Percent dollar volume as of 6/96
           Note: Excludes government and noninterest-bearing accounts

                                    SLIDE 1

                             THE WASHINGTON MUTUAL

                           CONSUMER BANKING STRATEGY

o       Extend multi-channel distribution

o       Offer expansive, profitable product line

o       Deploy extensive sales & productivity tools

o       Take advantage of comprehensive research capabilities

o       Use aggressive retail-oriented marketing/branding




                                    SLIDE 2

                             DISTRIBUTION CHANNELS

                                [PICTURE IMAGES]

                                    SLIDE 1

                           MULTI-CHANNEL DISTRIBUTION
                               Financial Centers

o       427 financial centers throughout West

        --       343 free-standing financial centers

        --       84 in-store financial centers




                                    SLIDE 2

                           MULTI-CHANNEL DISTRIBUTION

INVESTMENTS

             MORTGAGE LENDING

                          CONSUMER LENDING

                                       MONEY MARKET

                                                    CHECKING

                                                                 SAVINGS/CDs

                                    [IMAGES]

                                    SLIDE 1

                             DISPEL THE MYTH . . .

                         the full service branch lives!

                       [PICTURE IMAGE OF BRANCH BUILDING]




                                    SLIDE 2

                           MULTI-CHANNEL DISTRIBUTION

               CASE STUDY; TANASBOURNE, OREGON, FINANCIAL CENTER*

                o       1,500 households

                o       1,300 checking accounts

                o       $9.8 million in deposits

                o       $10 million in consumer loans

                o       $6.3 million in mortgage lending

* First ten months of operation

                                    SLIDE 1

                           MULTI-CHANNEL DISTRIBUTION
                           IN-STORE FINANCIAL CENTERS

                   [PICTURE IMAGE OF BRANCH SERVICE COUNTER]



                                    SLIDE 2

                           MULTI-CHANNEL DISTRIBUTION
                           IN-STORE FINANCIAL CENTERS

Benefits:

o       Quick entry vehicle

o       Lower construction cost

o       High passenger traffic

o       Partnerships with leading retail/grocery chains

o       Offer full range of products

                                    SLIDE 1

                           MULTI-CHANNEL DISTRIBUTION

                              alternative delivery

                                [PICTURE IMAGE]



                                    SLIDE 2

                           MULTI-CHANNEL DISTRIBUTION

                           TELEPHONE BANKING - SALES

        Products offered:

        o       Consumer loans

        o       Mortgage loans

        o       Bank deposits

        o       Proprietary mutual funds/annuities

                                    SLIDE 1

                           MULTI-CHANNEL DISTRIBUTION
                          TELEPHONE BANKING - SERVICE

                                  [BAR GRAPH]


                     3/94             3/95             3/96              3/97
                   --------         --------         --------         ----------
Total Calls        408,705          555,343          806,377          1,401,205
VRU Calls             53.0%            70.4%            69.3%              83.2%

Note: Northwest operations only


                                    SLIDE 2

                           MULTI-CHANNEL DISTRIBUTION
                      INTERACTIVE FINANCIAL CENTERS/KIOSKS

                o Currently piloting 3 locations

                o Testing:

                  -- Technology design
                  -- Optimal marketing support
                  -- Customer acceptance and usage

                o Preliminary findings:

                  -- Usage increases with active marketing
                     promotion/introduction of concierge
                  -- Users cross all age demographics
                  -- Production must meet corporate performance
                     standards prior to full roll-out

                                    SLIDE I

                           MULTI-CHANNEL DISTRIBUTION
                                  HOME BANKING

                The Integrion Network

                o Partnership with IBM

                o Members possess half of the banking
                  households in North America

                o To be piloted in fourth quarter

                o Integration with web site/bill-paying service

                o Extension of Washington Mutual brand


                                    SLIDE 2

                         [SERVICES AVAILABLE GRAPHICS]

                         - NO DIRECT DEPOSIT NEEDED

                         - NO CHARGE FOR TALKING TO US

                         - NO MONTHLY SERVICE FEES

                         - NO MINIMUM BALANCE

                                    SLIDE 1

                           SALES & PRODUCTIVITY TOOLS

                                   [GRAPHICS]


                                    SLIDE 2

                          SALES AND PRODUCTIVITY TOOLS

                          o Leading-edge technology

                          o Highly effective incentive
                            compensation plan

                          o Proven sales training

                          o Exportable sales culture

                                    SLIDE 1

                  HIGHLY EFFECTIVE INCENTIVE COMPENSATION PLAN

                             o Motivates producers

                             o Rewards:

                               -- Profitability
                               -- Cross-sell
                               -- Production
                               -- Efficiency
                               -- Customer service


                                    SLIDE 2

                  HIGHLY EFFECTIVE INCENTIVE COMPENSATION PLAN
                              DEPOSITOR FEE INCOME

                                  [BAR GRAPH]

                             (Dollars in Millions)

                                 1994    $28.5
                                 1995    $57.5
                                 1996    $79.0

                                 3/31/96 $16.8
                                 3/31/97 $22.6

Note: Northwest operations only

                                    SLIDE 1

                  HIGHLY EFFECTIVE INCENTIVE COMPENSATION PLAN
                                CONSUMER LENDING

                                  [BAR GRAPH]

                             (Dollars in Millions)

                             1994          $  997.8
                             1995          $  967.7
                             1996          $1,268.3

                             3/31/96       $  237.4
                             3/31/97       $  333.1

Note: Northwest operations only


                                    SLIDE 2

                  HIGHLY EFFECTIVE INCENTIVE COMPENSATION PLAN
                           HOUSEHOLDS/PRODUCTION FTE

                                  [BAR GRAPH]


                              March '94       225
                              March '95       255
                              March '96       270
                              March '97       281

Note: Northwest operations only

                                    SLIDE 1

                  HIGHLY EFFECTIVE INCENTIVE COMPENSATION PLAN
                            CUSTOMER SERVICE SKILLS

                                  [BAR GRAPH]

Comparison to competitors:
Greeting skills

                                  Competition          WAMU
                                  -----------          ----
Stand to greet customer               70%               85%
Introduce self to customer            72%               83%
Ask customer's name                   69%               78%
Use customer's name                   60%               74%
Shake hands                           66%               79%

Source: SG Marketing Jan. 1997


                                    SLIDE 2

                  HIGHLY EFFECTIVE INCENTIVE COMPENSATION PLAN
                                 SELLING SKILLS

                                  [BAR GRAPH]

                                  Competition          WAMU
                                  -----------          ----
Ask 2+ Q's identifying needs          67%               85%
Resolve objections                    84%               95%
Ask to open account                   61%               82%

Source: SG Marketing Jan. 1997

                                    SLIDE 1

                          SALES AND PRODUCTIVITY TOOLS

                    Sales training/Exportable sales culture

                                   [GRAPHIC]


                                    SLIDE 2

                                HOUSEHOLD GROWTH

                           EXCLUSIVE OF ACQUISITIONS


                                  [BAR GRAPH]

                             1994            23,332
                             1995            62,442
                             1996            86,616

                             Q 1/96          12,040
                             Q 1/97          26,709

Note: Northwest operations only

                                    SLIDE 1


                               THAT'S DIFFERENT,
                            THAT'S WASHINGTON MUTUAL

                              The Premier Consumer
                          Banking Strategy in the West






                                    SLIDE 2



                              INVESTOR CONFERENCE






                                  DO THE MATH

                                    SLIDE 1



                              INVESTOR CONFERENCE






                                  DO THE MATH



                                    SLIDE 2


                          LINDY J. FRIEDLANDER, PH.D.

                             Senior Vice President
                        Corporate Research & Development

                                    SLIDE 1



                            RESEARCH AND DEVELOPMENT







                                  SLIDE 2



                        EXTENSIVE RESEARCH CAPABILITIES


o New product introductions

o Site assessment

o Retention of acquired households

o Product positioning for advertising

o Brand imaging

o Identification of market opportunities

                                    SLIDE 1



                                       NEW PRODUCT INTRODUCTIONS
                                      Case Study:  Free Checking


Evolution of the Product:
  o July 1991   - Free Relationship Checking
    * Increase services per household
    * Increase checking penetration

  o September 1994 - "Free Checking"
    * 1994 Research: 51% of the general population said they'd be "very likely" to switch banks to secure Free Checking
    * Appealed most to people under age 55
    * Likely to drive additional fee income



                                    SLIDE 2




                                       NEW PRODUCT INTRODUCTIONS
                                      Case Study:  Free Checking

Requirements for Profitability:

o Enforce strict fee waiver policy

o Provide automatic overdraft protection

o Offer free VISA(R) check card

o Price other fees near top of market

                                    SLIDE 1


                                    NEW PRODUCT INTRODUCTIONS
                                   Non-Interest Checking Base

                                    Dec '94          Dec '96
                                    -------          -------
Fee Income*
  Old Base                           $ 7.81           $ 9.82
  New Base                           $ 8.24           $14.64

Balance
  Old Base                           $1,012           $1,188
  New Base                           $  733           $  878


Note:  All figures reflect per-account averages

*Does not include all ancillary fees attributable to new checking accounts.






                                    SLIDE 2

                                               CHECKING ACCOUNT GROWTH
                                                  Northwest operations



120,000
                                        116,965
100,000
                           82,375
80,000

60,000
              55,561
40,000
                                                                 34,358
20,000
                                                     20,718
     0
              1994         1995         1996          Q 196       Q 197


Note:  Reflects growth in checking account base, excluding acquisitions.

                                    SLIDE 1

                                               CHECKING ACCOUNT GROWTH
                                                 American Savings Bank



 35,000

 30,000
                           31,113
 25,000

 20,000

 15,000

 10,000

  5,000

      0       -2,403

 -5,000       Q 196        Q 197


Note: Reflects growth in checking account base, excluding acquisitions.




                                    SLIDE 2


                                               SITE ASSESSMENT
Market Potential Modeling

o Rank geographic census tracts in WM markets

o Overlay demographic and competitive information

o Use local market knowledge

o Match appropriate delivery channel to market

                                    SLIDE 1

                                                                 SITE ASSESSMENT

Market Potential Modeling:

Insight Gained

  o Potential to generate new business
      - New site or acquisition
      - Focus on intensifying sales efforts

  o Where to adjust distribution channels
      - Monitor life cycles of markets
      - Relocations, consolidations, changes in delivery channel






                                    SLIDE 2

                                                RETENTION OF ACQUIRED HOUSEHOLDS

Research used to determine:

  - Product retention

  - Product revision

  - Product mapping

  - Identification of customer concerns

  - Cross-sell opportunities

                                    SLIDE 1

                                                RETENTION OF ACQUIRED HOUSEHOLDS



                      Combined household growth six months
                           after a large acquisition*


                108%

                106%                    4%

                104%

                102%

                100%

                 98%            11/91           5/92

                 96%

                      Washington Mutual/Crossland Savings


*At least 10,000 households










                                    SLIDE 2


                                                RETENTION OF ACQUIRED HOUSEHOLDS



                      Combined household growth six months
                           after a large acquisition*


                106%

                104%
                                        2%
                102%

                100%

                 98%            4/82            10/92

                 96%


                     Washington Mutual/Great Northwest Bank


*At least 10,000 households

                                    SLIDE 1

                                                RETENTION OF ACQUIRED HOUSEHOLDS



                      Combined household growth six months
                           after a large acquisition*


                106%

                104%
                                        Level
                102%

                100%

                 98%            3/93            9/93

                 96%


              Washington Mutual/Pacific First Bank/Pioneer Savings


*At least 10,000 households








                                    SLIDE 2

                                               RETENTION OF ACQUIRED HOUSEHOLDS



                      Combined household growth six months
                           after a large acquisition*


                108%

                106%
                                        4%
                104%

                102%

                100%            4/85            10/95

                 98%

                 96%


                         Washington Mutual/Olympus Bank


*At least 10,000 households

                                    SLIDE 1

                        RETENTION OF ACQUIRED HOUSEHOLDS



        COMBINED HOUSEHOLD GROWTH:
        WASHINGTON MUTUAL/AMERICAN SAVINGS BANK


                108%
                                        3%
                106%

                104%

                102%

                100%            12/96           3/97

                 98%

                 96%


                    WASHINGTON MUTUAL/AMERICAN SAVINGS BANK


Note: Three months following 12/96 close






                                    SLIDE 2




                          A CROSS-SELLING OPPORTUNITY
                                  ACQUIRED HOUSEHOLDS


        INCREASED SERVICES PER HOUSEHOLD AT NEWLY
        ACQUIRED INSTITUTIONS SINCE 1992


        o  Great Northwest Bank                         55%

        o  Pioneer Savings                              49%

        o  Pacific First Bank                           44%




Note: Institutions with 10,000 households or more

                                    SLIDE 1


                      PRODUCT POSITIONING FOR ADVERTISING
                                CASE STUDY: FREE CHECKING


        TOP 3 "PET PEEVES" OF NON-CUSTOMERS:

        o  Being charged unreasonable fees

        o  Being inflexible and bureaucratic

        o  Only caring about making a profit off of you









                                    SLIDE 2


                      PRODUCT POSITIONING FOR ADVERTISING
                                CASE STUDY: FREE CHECKING


        DECISIONS:

        o  Aggressively promote Washington Mutual's Free Checking

        o  Point out competition's "Free Checking" comes with strings attached

                                    SLIDE 1

                      PRODUCT POSITIONING FOR ADVERTISING
                                  CASE STUDY: HOME EQUITY


        KEY QUESTIONS:

        o  How do we sell more home equity loans?

        o  What do consumers use them for?

        o  What messages would work?







                                    SLIDE 2



                      PRODUCT POSITIONING FOR ADVERTISING
                                  CASE STUDY: HOME EQUITY


        WHERE DO CUSTOMERS GATHER INFORMATION?

                Banker                                                  69%

                Friends                 20%

                Mail             15%

                Newspaper      12%

                Finance Co.    9%

                TV           6%

                Radio      4%

                      0%   10%   20%   30%   40%   50%   60%   70%   80%

                                    SLIDE 1


                   PRODUCT POSITIONING FOR ADVERTISING
                              CASE STUDY:  HOME EQUITY

What are customers willing to use home equity loans for:

  Home Imprv [                                  ] 93%

Debt Consol. [                           ]  70%

     Medical [                      ] 57%

   Education [                  ] 57%

         Car [            ] 35%

Furn/Applian [         ] 21%

     Boat/RV [   ]  16%

    Vacation [  ]  9%

             0%     20%     40%    60%    80%        100%







                                    SLIDE 2


                         PRODUCT POSITIONING FOR ADVERTISING
                                    CASE STUDY:  HOME EQUITY


Decisions:

o Advertise heavily in branches

o Don't promote use of home equity for "frivolous" items

                                    SLIDE 1

                                                BRAND IMAGE


o How is Washington Mutual viewed by consumers?

o What are the company's competitive strengths?

o How should the company position itself?










                                    SLIDE 2

                                             BRAND IMAGE
                                            FOCUS GROUPS

Findings of customers & non-customers:

o Non-customers usually chose cold, self-serving or mechanized pictures to illustrate their bank

o Washington Mutual customers usually chose warm, caring and trustworthy scenes

o Attitudes were consistent in all markets

                                    SLIDE 1


                                           BRAND IMAGE
                                          FOCUS GROUPS

How the competition is viewed:

o Automated

o Mechanized

o Overworked




                                    SLIDE 2

                                            BRAND IMAGE
                                           FOCUS GROUPS

How the competition is viewed:

o Stiff

o Arrogant

o Cold

                                    SLIDE 1


                                           BRAND IMAGE
                                          FOCUS GROUPS

How Washington Mutual is viewed:

o Casual

o Comfortable

o At home





                                    SLIDE 2


                                           BRAND IMAGE
                                          FOCUS GROUPS

How Washington Mutual is viewed:

o Caring

o Warm

o Personal

                                    SLIDE 1


                                           BRAND IMAGE
                                          FOCUS GROUPS

Customers/non-customers; California/Northwest:

o Want warm & caring service

o Want advanced technology and convenience

o Want less complicated bank

o Want fees to be fair



                                    SLIDE 2


                     IDENTIFICATION OF MARKET OPPORTUNITIES

Survey question:

 "Using a 1-to-5 scale with 1 meaning it does not describe your feelings at all and 5 meaning it describes your feelings completely, how much would you agree that "Brand X" is a bank you'd recommend to your friends?"

                                    SLIDE 1


                     Identification of Market Opportunities

Would you recommend your primary bank to a friend?


100%

 80%                                          88%

 60%

 40%

 20%         43%            49%

  0%
       B of A [CA]    Wells Fargo [CA]   Wash. Mutual [ WA/OR]





                                    SLIDE 2

                     Identification of Market Opportunities


Would you recommend your primary bank to a friend?



100%

 80%                                                          88%

 60%

 40%

 20%         53%                              19%

  0%
       B of A/Seafirst [WA/OR]    Wells Fargo [WA/OR]   Wash. Mutual [WA/OR]

                                    SLIDE 1



                            Research and Development






                                    SLIDE 2


INVESTOR CONFERENCE







                                        do the math

                                    SLIDE 1


INVESTOR CONFERENCE






                                        do the math







                                    SLIDE 2




                                                 Brad Davis

                                      Senior Vice President
                          Marketing and Corporate Relations

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING

                     - "Real People Talking to Real People"

                       * Human/genuine
                       * Approachable
                       * Non "Bank-like"


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

                  Keeping the Northwest safe for Free Checking

                            [WASHINGTON MUTUAL LOGO]

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING

                                   [GRAPHIC]


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

               Keeping the Northwest safe for truth, justice and
                                 FREE CHECKING

                            [WASHINGTON MUTUAL LOGO]

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

               Keeping the Northwest safe for truth, justice and
                                 Free Checking

                            [WASHINGTON MUTUAL LOGO]

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

                         A WASHINGTON MUTUAL COMMERCIAL
                            WE'LL BE WAITING TO SEE


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING

                             [GRAPHIC OF 3 POSTERS]

                           THOSE FELLERS AT YER BANK
                          keeping you from not having
                                DIRECT DEPOSIT?


                                 TIRED OF BEING
                                  hog tied by
                                 DIRECT DEPOSIT
                                 REQUIREMENTS?


                                     PAYIN'
                                  TO TALK TO A
                                     TELLER
                                   giving you
                                  A RAW HIDE?


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING

                                   [GRAPHIC]

                           Keeping the Northwest safe
                               for Free Checking

                            [WASHINGTON MUTUAL LOGO]

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

                                   NO-HASSLE
                                   SASS-FREE
                              CHECKING ACCOUNT KIT

                               The Fastest Little
                                   AUTOMATIC
                                  PAYMENT FORM
                                  IN THE WEST


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING


                                   [GRAPHIC]

                                 NOW OPENING A
                                      free
                                    CHECKING
                                    ACCOUNT
                          is so easy, you could do it
                                 on horseback.
                               ------------------
                         (But we wouldn't recommend it)

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING

                                  [BAR GRAPH]


Bank Advertising Recall (First Mention Awareness)


                               1992    1993    1994    1995
                               ----    ----    ----    ----
Washington Mutual               25%     24%     25%     20%
SeaFirst                        32%     41%     34%     32%

                                  King County


                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING

                                  [BAR GRAPH]


Bank Advertising Recall (First Mention Awareness)


                      Washington Mutual               42%
                      SeaWest                         22%

                             Nov. 1996 King County

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING


                                  [BAR GRAPH]

Bank Advertising Recall (First Mention Awareness)

                      Washington Mutual               33%
                      Wells Fargo                     26%

                               Nov. 1996 Portland


                                    SLIDE 2

                              Product Positioning

                                   [GRAPHIC]

                          WASHINGTON MUTUAL MARKETING



                --------------------------------------------
                |                                          |
                |                                          |
                |       DO                                 |
                |       THE            0  (0)  =  0        |
                |       MATH:                              |
                |                                          |
                |                                          |
                |                                          |
                |   FREE CHECKING from WASHINGTON MUTUAL   |
                |                                          |
                --------------------------------------------










                          WASHINGTON MUTUAL MARKETING






                                [DO THE MATH AD]

                          WASHINGTON MUTUAL MARKETING



        At some banks,          AMERICAN SAVINGS BANK PRESENTS
        "FREE CHECKING"
        doesn't add up          R E A L L Y

                                F R E E

        [CHECKING CHARGES]      C H E C K I N G

                                ---------------

                                D O    T H E   M A T H


                                [COMPARISON TABLE]







                          WASHINGTON MUTUAL MARKETING


------------------------------------------
|  DO                                    |
|  THE           0  (0)  =  0            |
|  MATH:                                 |
|                                        |
|  FREE CHECKING from WASHINGTON MUTUAL  |
------------------------------------------

     ---------------------
     |                   |
     |    DO THE MATH:   |
     |                   |
     --------------------------------------------------
                  |                          FREE     |
                  |                        CHECKING   |
                  |    0  x  0  =  0         from     |
                  |                       WASHINGTON  |
                  |                         MUTUAL    |
                  -------------------------------------

                          WASHINGTON MUTUAL MARKETING




         D O                    COMPARE AMERICAN SAVINGS BANK FREE CHECKING
                                        WITH YOUR CHECKING ACCOUNT
         THE MATH:                 AND SEE HOW MUCH YOU COULD BE SAVING.

         0 + 0 = 0

                                             [Comparison Chart]





                          [AMERICAN SAVINGS BANK LOGO]




                          WASHINGTON MUTUAL MARKETING




                                      D O

                                T H E   M A T H

                                   0 - 0 = 0

                                   0 + 0 = 0

                                   0 x 0 = 0


                      FREE CHECKING from WASHINGTON MUTUAL

                                    SLIDE 1








                                 CROSS SELLING











                                    SLIDE 2



                          WASHINGTON MUTUAL MARKETING



                       QUICK                      QUICK
                       APPROVAL                   APPROVAL

                       REMODELING                 HOME EQUITY
                                                  LOAN


               FOR DETAILS, STOP BY THIS STORE'S FINANCIAL CENTER.

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING





                           ["Introducing Savings" ad]








                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING



                                   MONEY FOR

                                   P I Z Z A


                            (OH, YEAH, AND TUITION.)

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING



                             H O M E   E Q U I T Y

                                  KITCHEN SALE








                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING




                         M O N E Y   D E C I S I O N S


                                      [Ad]

                                    SLIDE 1

                          WASHINGTON MUTUAL MARKETING




                      ["Pump Up Your Checking Account" ad]








                                    SLIDE 2

                          WASHINGTON MUTUAL MARKETING



                            P L U S   P A C K A G E

                                    SLIDE 1




                                                        BRAD DAVIS


                                             Senior Vice President
                                 Marketing and Corporate Relations











                                    SLIDE 2

                                    THE END

                                    SLIDE 1

INVESTOR CONFERENCE







                                                D O    T H E    M A T H










                                    SLIDE 2

                              CAPITAL & PRODUCTION

                       Washington Mutual Lending Machine

                                    SLIDE 1







                                                        CRAIG DAVIS
                                           Executive Vice President
                                     Lending and Financial Services








                                    SLIDE 2

                                LENDING STRATEGY



                o  Offer a broad product line

                o  Gain new customers -- build market share

                o  Focus on service/relationships

                o  Deliver through multiple channels

                o  Maintain asset quality

                o  Improve efficiency

                o  Use capital to grow portfolio

                o  Retain higher margin loans/sell low margin loans

                o  Increase proportion of adjustable rate loans

                                    SLIDE 1

                        CONSOLIDATED LOAN ORIGINATIONS*


                           45% increase
        $ 14
                                  $13.6
          12

          10

           8    $8.3     $8.4

           6
                                                       17% increase
           4
                                                      $4.3       $5.0
           2

           0

                 1994     1995     1996                YTD        YTD
                                                     APR. 96    APR. 97


*in billions








                                    SLIDE 2

                             LENDING VOLUME BY TYPE



                                  [PIE CHART]


                 SFR Adjustable                           45%
                 SFR Fixed                                27%
                 Consumer                                 10%
                 SFR Custom                                6%
                 SFR Builder                               4%
                 Multi-family                              4%
                 Non-res RE                                2%
                 Commercial                                2%

                                    SLIDE 1

                               BROAD PRODUCT LINE

Residential Mortgage Lending

Broad line allows the "machine" to adapt and switch to consumers' choices

30/15 Year                      FHA/VA                  Bridge Loans
COFI ARM                        1/3/5-Year ARM          Lines of Credit
Treasury ARM                    MTA ARM                 Portfolio
No Closing Costs                97% LTV                 Conforming
Down Payment Assistance         Alt. Doc                Jumbo




                                    SLIDE 2

                             SFR MORTGAGE ACTIVITY*

                                  [BAR GRAPH]


                 46% Increase                             8% Increase

       $6.3         $6.8         $9.9               $3.2              $3.5
       1994         1995         1996                YTD               YTD
                                                   APR. 96           APR. 97

                                    SLIDE 1

                        RESIDENTIAL LENDING MARKET SHARE

Washington

                                  [BAR GRAPH]

         1994 Market Share*                             1997 Market Share**
 9.60%          4.40%           3.99%           15.32%          6.13%           2.35%

 WAMU         Countrywide      Norwest           WAMU          Norwest       Countrywide

*   Year end
**  Year-to-date Feb.


                                    SLIDE 2

                        RESIDENTIAL LENDING MARKET SHARE

Oregon

                                  [BAR GRAPH]

         1994 Market Share*                             1997 Market Share**
 5.85%        5.08%            4.73%           10.80%          5.60%        3.79%

 BofA         WAMU            Norwest           WAMU          Norwest       BofA

*   Year end
**  Year-to-date Feb.

                                    SLIDE 1

                        RESIDENTIAL LENDING MARKET SHARE

California

                                  [BAR GRAPH]

        1994 Market Share                              1997 Market Share
 7.00%        4.31%            3.35%            8.83%          4.85%       2.98%

 BofA         Home              ASB             BofA            ASB        World
             Savings



                                    SLIDE 2

                        RESIDENTIAL LENDING MARKET SHARE

Utah

                                  [BAR GRAPH]

        1994 Market Share*                             1997 Market Share**
  8.84%        6.85%           0.00%            5.48%         4.83%         4.28%

 First         Zion            WAMU             WAMU         Norwest      Countrywide
Security


*   Year end
**  Year-to-date Feb.

                                    SLIDE 1

                        RESIDENTIAL LENDING MARKET SHARE

King County*

                                  [BAR GRAPH]

*1996 Year end
               17.11%          2.66%           5.82%           2.35%
                WAMU      Bank of America     Norwest      World Savings



                                    SLIDE 2

                              MARKET SHARE GROWTH

How has this been accomplished?

o       Price

o       Asset quality

o       Distribution

                                    SLIDE 1

                                PRICING ANALYSIS

30-Year Conforming Fixed Rate

Institution                     Rate    30-Day Lock     Equiv. Yield
--------------------------------------------------------------------
Home Savings                    8.150       0.750          8.317
Countrywide                     8.125       1.125          8.375
Washington Fed                  8.250       0.625          8.389
Bank of America                 8.250       0.897          8.449
WASHINGTON MUTUAL               8.250       0.875          8.444
Chase Manhattan                 8.250       1.125          8.500
Norwest                         8.375       0.875          8.569
AVERAGE                         8.243       0.832          8.428

*Washington state - 4/10/97 - The Heitman Group




                                    SLIDE 2

                                PRICING ANALYSIS

5/1 Year CMT Adjustable

Institution                     Rate    30-Day Lock     Equiv. Yield
--------------------------------------------------------------------
Home Savings                    7.450       0.750          7.600
Great Western                   7.500       0.875          7.675
MellonBank                      7.500       0.875          7.675
Countrywide                     7.500       1.000          7.700
WASHINGTON MUTUAL               7.750       0.625          7.875
Chase Manhattan                 7.875       1.125          8.100
Bank of America                 8.125       1.250          8.375
AVERAGE                         7.671       0.929          7.857

*Washington state - The Heitman Group

                                    SLIDE 1

                              ASB PRICING ANALYSIS

COFI Three Month ARM

                                                         Effective
Institution             Rate    Margin  Points    Cap      Margin
------------------------------------------------------------------
1st Nationwide          4.950    2.500   0.06    11.58     2.15
Downey                  3.950    2.450   0.88    11.95     2.24
Great Western           3.950    2.450   1.00    11.95     2.27
Coast                   4.450    2.450   1.00    11.95     2.29
PNC Mtg                 6.250    2.400   1.00    11.45     2.35
AMERICAN                4.950    2.500   1.00    11.95     2.37
World                   5.250    2.500   1.00    11.95     2.39
Home                    4.150    2.650   1.00    11.95     2.47
Stockton                4.000    2.750   1.00    11.00     2.55

California - 4/10/97    BISYS Research




                                    SLIDE 2

                         LENDING DISTRIBUTION STRATEGY

                            A Multi-Channel Approach
                              -----



                                    [GRAPHIC]

                                    SLIDE 1


                                                  LENDING DISTRIBUTION STRATEGY

o Financial Centers

o Home Loan Centers

o Wholesale




                                    SLIDE 2


                                                  LENDING DISTRIBUTION STRATEGY

                                  [PIE CHART]

WAMU SFR Originations by Channel

Wholesale 24%
FCs       28%

                                    SLIDE 1


                                                  LENDING DISTRIBUTION STRATEGY

                                  [PIE CHART]

ASB SFR Originations by Channel

Wholesale     53%
Loan Centers  47%




                                    SLIDE 2


                                                  LENDING DISTRIBUTION STRATEGY

Multi-state lending

Colorado Springs
Denver
Boulder
Las Vegas
Reno
Tucson
Phoenix
Mesa

                                    SLIDE 1


                                                  LENDING DISTRIBUTION STRATEGY


                        [MULTI-STATE GROWTH LINE GRAPH]
In Millions

                ARIZONA    COLORADO    NEVADA
                -------    --------    ------
MARCH '96         2.4
APRIL             9.1
MAY              11.6
JUNE             11.8
JULY             15.8
AUGUST           13.0
SEPTEMBER        16.1
OCTOBER          19.3
NOVEMBER         17.3          2.5
DECEMBER '96     16.6          6.7       6.0
JANUARY '97      14.8         10.4       6.2
FEBRUARY         15.1         15.7       9.0
MARCH            16.1         19.9       9.1
APRIL            26.8         25.9      16.5



                                   SLIDE 2


                                MORTGAGE DISTRIBUTION THROUGH FINANCIAL CENTERS


Coming Soon to California!!

                                    SLIDE 1


                                         WASHINGTON MUTUAL: THE ASB PERSPECTIVE


WAMU brings:

o Capital

o Technology

o Expanded Distribution Philosophy




                                    SLIDE 2


                                                          ASB SFR ORIGINATIONS*

                                  [BAR GRAPH]


1994    $4.2
1995    $4.4
1996    $5.5 (26% increase)

YTD Apr. 96     $1.7
YTD Apr. 97     $2.0 (14% increase)

* in billions

                                    SLIDE 1


                                                             STEVEN P. FREIMUTH
                                                    Executive Vice President of
                                                         Lending Administration




                                    SLIDE 2


                                                             BROAD PRODUCT LINE


Consumer Lending Products

o Home Equity Loans and Lines of Credit

o Manufactured Homes

o Unsecured Personal Lines of Credit

o Auto, Boat and RV

o Education

                                    SLIDE 1


                                                      CONSUMER LENDING ACTIVITY

                                  [BAR GRAPH]

1994    $939
1995    $888
1996  $1,268 (41% increase)

YTD Apr. 96     $357
YTD Apr. 97     $478 (33% increase)

*In millions - WMB and WMBfsb




                                    SLIDE 2


                                                             BROAD PRODUCT LINE


Consumer Lending:
New California Opportunities:

o Expanded product line

o Opportunities for cross-selling consumer loans to ASB mortgage customers

o Explosive growth in applications in
  California since January

                                    SLIDE 1

                                                  CALIFORNIA CONSUMER LENDING

                                  [BAR GRAPH]

                GROWTH IN APPLICATIONS

                   AUG  SEP  OCT  NOV  DEC  JAN  FEB  MAR  APR
                   ---  ---  ---  ---  ---  ---  ---  ---  ---
                    71   82   87  120  109  138  153  158  457



                                    SLIDE 2

                                                           BROAD PRODUCT LINE

          MULTI-FAMILY LENDING

          o  Higher margin than residential mortgage lending

          o  Expertise in local markets

          o  Long-term relationships

          o  Smaller loans, diversified geographic reach reduces risk

          o  Average loan amount -- $650,000 -- $750,000

                                    SLIDE 1

                                                 MULTI-FAMILY LENDING ACTIVITY*

                           45% increase      8% increase
                       ------------------   ---------------
                                             YTD      YTD
                       1994   1995   1996   APR.96   APR.97
                       ----   ----   ----   ------   ------
                       $618   $349   $505    $173    $186.2

                  *in millions (new originations only) -- consolidated




                                    SLIDE 2

                                                            BROAD PRODUCT LINE

                    CONSTRUCTION FINANCE

                    o  Builder Banking:
                       *  Land Development
                       *  Residential Construction

                    o  Custom Construction
                       *  One Loan Customs
                       *  Rehabilitation Loans
                       *  Remodel

                                    SLIDE 1

                                                               BUILDER BANKING



              A Market Leader in the Northwest

              o  Long-standing relationships with builders

              o  Specialize in small to medium-size builders

              o  Less competitive and more profitable market

              o  Risk is spread out over many builders and markets

              o  Great source for permanent mortgage loans






                                    SLIDE 2

                                                 BUILDER CONSTRUCTION ACTIVITY*


                        45% INCREASE        20% INCREASE
                     -------------------   ---------------
                                             YTD      YTD
                     1994    1995   1996   APR.96   APR.97
                     ----    ----   ----   ------   ------
                     $329    $352   $510    $176     $211

* in millions -- WMB and WMBish

                                    SLIDE 1

                                                           CUSTOM CONSTRUCTION

               o  One loan from construction to occupancy

               o  Advantage over mortgage companies

               o  Higher margins help augment loan portfolio

               o  Customer base provides cross-sell opportunities

               o  Expertise provides for low cost and low risk




                                    SLIDE 2

                                                  CUSTOM CONSTRUCTION ACTIVITY*

                           34% increase      36% increase
                       ------------------   ---------------
                                             YTD      YTD
                       1994   1995   1996   APR.96   APR.97
                       ----   ----   ----   ------   ------
                       $706   $584   $780    $185     $250

                  *in millions -- WMB and WMBfsb

                                    SLIDE 1

                                                            BROAD PRODUCT LINE


           Niche Lending

           o  Risk based pricing

           o  Higher margin business

           o  Flexibility to place non-conforming loans in portfolio

           o  Credit risk controls in place

           o  Low cost process through existing delivery system





                                    SLIDE 2

                                                        NICHE LENDING ACTIVITY*


                         455% increase        57% increase
                       --------------------   -------------
                       1994   1995    1996    Q1 96    Q1 97
                       ----   ----   ------   ------   ------
                       $ -    $57.7  $320.0   $76.0   $120.0


*in millions - WMB and WMBfsb (Niche Lending began 8/95)

                                    SLIDE 1


                                                         MAINTAIN ASSET QUALITY


o Experienced staff with local knowledge

o High utilization of credit scoring models

o Diversification of product

o Geographic dispersion




                                    SLIDE 2


                                                         MAINTAIN ASSET QUALITY


WMI NPA/Assets Ratio (in millions)

                                  [BAR GRAPH]

                     1994            418.7           1.12%
                     1995            338.9           0.81%
                     1996            329.5           0.74%
                     Q1 1997         334.6           0.73%

                                    SLIDE 1


                                                             IMPROVE EFFICIENCY


Reengineered Process

o Simplify and standardize the process

o Eliminate non-value added documentation

o "LoanWorks" leading-edge technology

o Macro vs. micro credit analysis




                                    SLIDE 2


                                                              IMPROVE EFFICIENCY


LoanWorks capabilities

o Sales screens for product comparisons

o Single entry of data

o Download of existing customer data

o Autofills credit report information

o Immediate loan approvals

                                    SLIDE 1


                                                             IMPROVE EFFICIENCY


LoanWorks capabilities

o All regulatory disclosures

o Electronic order out of title, mortgage insurance and appraisal

o Electronic transfer of loan file

o Five day loan closings from start to finish




                                    SLIDE 2


                                                             IMPROVE EFFICIENCY


Loan Servicing

o Outsourced to Alltel
  * Industry leader
  * Unlimited capacity

o On-site staff available for customer service

o AutoPay increased to 60% of portfolio

                                    SLIDE 1


                                                                 LOAN SERVICING
                                  [LINE GRAPH]

                                 LOANS PER FTE

1/96  2/96  3/96  4/96  5/96  6/96  7/96  8/96  9/96  10/96  11/96  12/96  1/97
----  ----  ----  ----  ----  ----  ----  ----  ----  -----  -----  -----  ----
1669  1668  1687  1683  1761  1731  1694  1729  1743  1810   1848   1897   1908





                                    SLIDE 2


                                                           CAPITAL & PRODUCTION
                                              Washington Mutual Lending Machine

                                    SLIDE 1


INVESTOR CONFERENCE
                                                                    do the math

                                    SLIDE 1


INVESTOR CONFERENCE
                                                                    do the math




                                    SLIDE 2


                                                                   SALLY JEWELL

                                                   Executive Vice President for
                                                the Commercial Banking Division

                                                      President of Western Bank

                                    SLIDE 1


                                                              WASHINGTON MUTUAL
                                                               AND WESTERN BANK

                                                          A Winning Combination




                                    SLIDE 2


                                                            BUSINESS OWNERS WANT



o Reliability and predictability
  * "Be there when I need you."

o Stability
  * "Give me a banker who
    understands my business, not a
    revolving door."

o Accuracy and timeliness
  * "Make banking service hassle-free."

                                    SLIDE 1


                                                    SHIFTING CUSTOMER LOYALTIES


o Traditionally, customers were loyal to an institution

o Today, loyalty is directed more toward individuals

o Small business clients are more willing to move with their bankers




                                    SLIDE 2


                                                             COMMERCIAL BANKING


o Western Bank
  * Shared resources as a division of Washington
    Mutual Bank

  * Separate branding strategy

  * Experienced commercial bankers

  * 50 full-service/13 BBCs

  * Assets = $1.1 billion

                                    SLIDE 1


                                                     WESTERN'S IMPORTANCE TO WM


o Higher margins/returns

o Lower cost of deposits

o Cross referrals and higher combined market share

o People-oriented customer service
  philosophy

o Diversification




                                    SLIDE 2


                                                      COMMERCIAL BANKING VISION


o Build "Super Community Bank"

  * Commercial banking expertise

  * Community banking friendliness, flexibility and simplicity

                                    SLIDE 1


                                                      COMMERCIAL BANKING VISION


o Full service for small- and medium-sized businesses and individuals

o High touch, responsive service, premium pricing




                                    SLIDE 2


                                                      COMMERCIAL BANKING VISION


o Local identity and market knowledge

o Inspired, team-oriented people who make decisions that benefit the client and the company

                                    SLIDE 1


                                                       ACCOMPLISHING OUR VISION


o Concentrate on clients who value service and quality more than price and convenience

o Listen to clients and provide tools to meet their needs




                                    SLIDE 2


                                                       ACCOMPLISHING OUR VISION


o Environment that attracts smart, committed people

o Shared information at all levels

o Pride in our people/services

  * Price for quality

                                    SLIDE 1

                                               WESTERN BANK TODAY

        o   Full Service Commercial Bank Branches

        *   Shared Transaction and Referral Financial Center (STAR)

       [o]  BBC/STAR Combination
                                                                [GRAPHICS]
       [*]  Business Banking Center



                                    SLIDE 2

                                    LEVERAGING THE INFRASTRUCTURE

        o   13 Business Banking Centers

        o   52 STAR locations

        o   Plan for 100 STARs by year end

        o   Attracts deposits

        o   Generates cross referrals

        o   Minimal operations impact                     [GRAPHICS]

                                    SLIDE 1

                                                        MARKET STRATEGY

        o Two brands

        o Western Bank focuses on community-based commercial banking

        o WM and ASB focus on consumer banking

        o Internal cooperation captures greater market share


                                    SLIDE 2

                                                                RESULTS

                                  performance
                                   [GRAPHICS]
[WESTERN BANK LOGO]

                                    SLIDE 1

                                                LOANS - AVERAGE BALANCE

                                  [BAR GRAPH]

                    1994    1995    1996    Q1 96   Q1 97
                    ----    ----    ----    -----   -----
                                 (in millions)
                    $482    $565    $745     $619    $957



                                    SLIDE 2

                                                          ASSET QUALITY
                                     Non Performing Assets/Total Assets


                                  [BAR GRAPH]

                                   Peer Group
                         1993    1994     1995     1996
                         ----    ----     ----     ----
                         2.01%   1.58%    1.21%    1.17%

                                  Western Bank
                         1993    1994     1995     1996
                         ----    ----     ----     ----
                         0.16%   0.07%    0.12%    0.13%

                                    SLIDE 1


                                                                  ASSET QUALITY
                                               Net Loan Charge Offs/Total Loans


                                    [GRAPH]

                         1993      1994      1995     1996
                        -----     -----     -----     -----
Western Bank            0.05%     0.01%     0.09%     0.09%

Peer Group              0.78%     0.46%     0.37%     0.41%




                                    SLIDE 2


                                                     DEPOSITS - AVERAGE BALANCE


                                  [BAR GRAPH]


                                 (in millions)

                              1994            $750
                              1995            $781
                              1996            $886
                              Q1 96           $838
                              Q1 97           $953

                                    SLIDE 1


                                                  ADJUSTED NET INCOME AFTER TAX


                                  [BAR GRAPH]

                                 (in millions)

                             1994            $10.7
                             1995            $12.7
                             1996            $13.2
                             Q1 96           $ 2.968
                             Q1 97           $ 3.409




                                    SLIDE 2


                                                           FUTURE OPPORTUNITIES


o Gain Market Share

  * Disruption caused by commercial bank
    mergers

  * Blend of expansion with select acquisitions

  * Growth in existing markets
    o Washington, Oregon, Idaho, Utah

  * Explore new markets
    o California

o Increase product penetration in client base

                                    SLIDE 1


                      WASHINGTON MUTUAL AND WESTERN BANK.
                             A WINNING COMBINATION

                                   [GRAPHIC]



                                    SLIDE 2


                                                              WASHINGTON MUTUAL
                                                               AND WESTERN BANK

                                                          A Winning Combination

                                    SLIDE 1


INVESTOR CONFERENCE

                                                                    do the math

                                    SLIDE 1


INVESTOR CONFERENCE

                                                                    do the math




                                    SLIDE 2


                                                                   LIANE WILSON

                                                       Executive Vice President
                                                           Corporate Operations

                                    SLIDE 1


                                                              AN INFRASTRUCTURE
                                                                     FOR GROWTH

                                                          The Washington Mutual
                                                            Technology Platform




                                    SLIDE 2


                                                              AN INFRASTRUCTURE
                                                                     FOR GROWTH

                                   [GRAPHIC]


Enable Growth and Stability

Focus on Core Consumer Banking Business

Study/Reformulate Business Processes

Deploy Technology

                                    SLIDE 1


                                        FOCUS ON CORE CONSUMER BANKING BUSINESS


Objectives:

o Improve efficiency

o Help predict costs

o Allow employees to serve customers
  better

o Increase value to shareholders




                                    SLIDE 2


                                         STUDY / REFORMULATE BUSINESS PROCESSES


o Effort began in 1992

o Ongoing process

o Includes all areas of Washington
  Mutual Business
  * Lending
  * Deposits
  * Transactions
  * Administration
  * Acquisitions

                                    SLIDE 1


                                         STUDY / REFORMULATE BUSINESS PROCESSES


Case Study: Loan Originations

o Studied each step of loan origination
  process

o Reduced number of hand-offs and
  repetitive steps

o Result: Average loan origination time
          reduced from 45 days to 25 days
          without additional technology




                                    SLIDE 2


                                                              DEPLOY TECHNOLOGY


Underlying Philosophy:

o Keep employees focused on core
  consumer banking business

o Continue to reformulate business
  processes

o Utilize technology partnerships

                                    SLIDE 1


                                                   WASHINGTON MUTUAL TECHNOLOGY

                                                                          After


                           [COMPUTER SCREEN GRAPHIC]




                                    SLIDE 2


                                                      THE UNIVERSAL WORKSTATION


Advantages:

o Uses graphical interface like a PC

o Reduces cycle times for processing
  and training

                                    SLIDE 1


                                                      THE UNIVERSAL WORKSTATION


Advantages:

o Consolidates customer information
  services

o Improves ability to serve rapidly
  growing customer base




                                    SLIDE 2


                                                                      LOANWORKS


Advantages:

o Intuitive system

o Initiates each step of loan process

o Loan originations completed in
  five days

                                    SLIDE 1


                                                                      LOANWORKS


                           [COMPUTER SCREEN GRAPHIC]




                                    SLIDE 2


                                                                      LOANWORKS


                           [COMPUTER SCREEN GRAPHIC]

                                    SLIDE 1


                                                                      LOANWORKS


                           [COMPUTER SCREEN GRAPHIC]




                                    SLIDE 2


                                                                      LOANWORKS


                           [COMPUTER SCREEN GRAPHIC]

                                    SLIDE 1


                                                                      LOANWORKS


                           [COMPUTER SCREEN GRAPHIC]




                                    SLIDE 2


                                                                      LOANWORKS


                           [COMPUTER SCREEN GRAPHIC]

                                    SLIDE 1


                                                                  VISUAL BANKER


Advantages:

o Provides comprehensive customer
  information

o Reduces "re-keying" of information

o Enhances cross-selling process




                                    SLIDE 2


                                                                   VISUAL BANKER


                           [COMPUTER SCREEN GRAPHIC]

                                    SLIDE 1


                                                                   VISUAL BANKER


                           [COMPUTER SCREEN GRAPHIC]




                                    SLIDE 2


                                                                   VISUAL BANKER


                           [COMPUTER SCREEN GRAPHIC]

                                    SLIDE 1


                                                                  VISUAL BANKER


                           [COMPUTER SCREEN GRAPHIC]




                                    SLIDE 2


                                                            TRANSACTION PLATFORM



Advantages:

o Provides comprehensive customer
  information

o "Re-keying" reduced

                                    SLIDE 1


                                        USING PARTNERSHIPS TO DEPLOY TECHNOLOGY


o Reduces risks and costs

  * Enables new technology to be introduced in a timely fashion

  * Allows company to pay for processing at today's volume rather than tomorrow's capacity

  * Makes newest technology available at lower capital cost

o Provides access to industry leaders

o Enables additional growth




                                    SLIDE 2


                                        USING PARTNERSHIPS TO DEPLOY TECHNOLOGY

                                                               Partnership: IBM



o Infrastructure management

  * Voice/data network management

o Desktop management

o Help desk

o Training

                                    SLIDE 1


                                        USING PARTNERSHIPS TO DEPLOY TECHNOLOGY

                                                               Partnership: IBM


o Developed underlying platform for
  Visual Banker

o Co-partner in development of
  transaction platform




                                    SLIDE 2


                                        USING PARTNERSHIPS TO DEPLOY TECHNOLOGY

                                                               Partnership: IBM


o Technology provider for the Integrion
  Financial Network

  * Consortium of 16 large banks:
    WAMU founding member

  * Members possess half of the banking
    households in North America

  * Will test network's on-line banking service in 4th quarter '97

                                    SLIDE 1


                                        USING PARTNERSHIPS TO DEPLOY TECHNOLOGY

                                                             Partnership: Hogan


o Provides customer information system

o System for all deposit products

o ATM/Debit card management system




                                    SLIDE 2


                                        USING PARTNERSHIPS TO DEPLOY TECHNOLOGY

                                                             Partnership: Hogan


o WAMU first bank nationally to convert
  to publicly available release 2.0

  * Allows for significant expansion of customer base

  * Year 2000-compliant

                                    SLIDE 1


                                        USING PARTNERSHIPS TO DEPLOY TECHNOLOGY

                                                            Partnership: AllTel


o Servicing system for:

  * Residential mortgages
  * Consumer loans
  * Commercial real estate loans




                                    SLIDE 2


                                        USING PARTNERSHIPS TO DEPLOY TECHNOLOGY

                                                               Partnership: EDS


o Item processing

o Posting for mail-in payment

o Statement processing

o Research and return items

                                    SLIDE 1


                                                           GROWTH AND STABILITY


Acquisition Integration:
  A Washington Mutual Business Process

o Groundwork laid at due diligence

o Areas/constituents addressed:

  * Financial/asset quality
  * Customer base composition
  * Systems compatibility
  * Customers/employees/shareholders
  * Sales/corporate culture

o Successfully repeated 22 times since 1983




                                    SLIDE 2


                                                           GROWTH AND STABILITY

                                              Case Study: American Savings Bank


                               [TIMELINE GRAPHIC]

Jul. 22, '96    Announced Definitive Agreement

Jul. 24, '96    Initial Integration Planning with Exec. Teams

Sep. 15, '96    WAMU/ASB Integration Team Planning Meeting

Oct. 15, '96    Tactical Integration Plans Due from Team Leads

Dec. 15, '96    Detailed Integration Plans Due from Team Leads

Dec. 20, '96    Transaction Closed

                                    SLIDE 1


                                                           GROWTH AND STABILITY

                                              Case Study: American Savings Bank


                               [TIMELINE GRAPHIC]

Dec. 20, '96

Jan. 17, '97    WAMU Marketing Strategy Introduced in Calif.

Feb. 19, '97    Investment Portfolio Converted to WAMU Platform

Mar. 31, '97    Payroll/Human Resources Systems Conversion

Apr. 7, '97     Network Technology Hardware Installation Began

Apr. 14, '97    Loan Servicing Test

Apr. 30, '97    Sales/Employee Training Completed

May 17, '97     Deposit Systems Conversion Test




                                    SLIDE 2


                                                           GROWTH AND STABILITY

                                              Case Study: American Savings Bank


                               [TIMELINE GRAPHIC]

May 17, '97

Jun. 2, '97     Account Conversion Materials Mailed to Customers

Jul. 3, '97     Deposit Accounts Conversion

Jul. 7, '97     Network/Branch Technology Goes Online

Aug. 6, '97     Loan Account Conversion

                                    SLIDE 1


                                                              AN INFRASTRUCTURE
                                                                     FOR GROWTH

                                                          The Washington Mutual
                                                            Technology Platform




                                    SLIDE 2


INVESTOR CONFERENCE

                                                                    do the math

                                    SLIDE 1

                         INVESTOR CONFERENCE

                                            do the math


                                    SLIDE 2

                                         Bill Longbrake
                                Chief Financial Officer
                               Executive Vice President
                                      Corporate Finance

                                    SLIDE 1

                                         FINANCIAL OVERVIEW
                                The Success Story Continues


                                    SLIDE 2

                                   [GRAPHIC]


                      Note:  All figures for "WMB" reflect
                             the collective operations of
                             Washington Mutual Bank and
                             Washington Mutual Bank, fsb

                                    SLIDE 1

                                  FINANCIAL MANAGEMENT STRATEGY
                        Five-Year Financial Target: 1995 - 2000

                                                        Results
                                        Target          3/31/97
                -----------------------------------------------
                ROCE                    >18.00%          19.42%

                Efficiency ratio        <50.00           49.10

                One-year GAP           <(10.00)           (.76)

                Common equity/assets     >5.00            5.02

                EPS Growth               15.00


                                    SLIDE 2

                                           FEE INCOME STRATEGY


                  o Focus on increasing retail banking fees

                  o Aggressively market free checking accounts

                  o Vigorously cross-sell securities and
                    annuity products

                                    SLIDE 1

                                                 FEE INCOME STRATEGY
               Retail Banking Fees First Quarter 1997 ($ In Millions)


                                            ASB       WMB       WMI
            --------------------------------------------------------
            Depositor fees                 $ 6.0     $22.6     $28.6

            Total retail banking fees      $14.2     $33.7     $47.9

            Total fee income               $22.5     $46.9     $69.4

            Retail banking fees % change
            1996 Q1 to 1997 Q1                 0%       25%       16%


                                    SLIDE 2

                                                 FEE INCOME STRATEGY
                            Free Checking Profitability Per Account*


                  Revenue:
                    Overdraft, ATM, other                 $206
                    Interest income                         60**
                                                          ----
                         Total                             266

                  Expenses:
                    Financial centers                       93
                    Corporate support                       80
                    Net losses                              25
                    Interest expense                         0
                                                          ----
                         Total                             198
                                                          ----
                    Earnings Contribution                 $ 68
                                                          ----
                  Average balance                         $900
                                                          ====

*   Based on 1996 Q1 data
** Assumes 88% invested in earning assets at yield net of loan origination and servicing expenses

                                    SLIDE 1

                                             FEE INCOME STRATEGY
                 Growth in Number of Transaction Accounts at WMB

                                  [BAR GRAPH]


                              3Q95          1Q97

Interest Checking             180,922       210,420

Free Checking                 286,195       428,772


                                    SLIDE 2

                               EXPENSE AND PRODUCTIVITY STRATEGY
                                               Financial Centers


                 o Marketing

                   * Drive more business and revenue through
                     established infrastructure

                 o Customers

                   * Increase retention
                   * Provide high quality service
                   * Cross-sell multiple services

                                    SLIDE 1

                              EXPENSE AND PRODUCTIVITY STRATEGY
                                              Financial Centers

                   o Technology

                     * Reduce cost per transaction
                     * Reduce errors
                     * Improve service times

                   o Employees

                      * Compensate managers for increasing
                        profitability per employee


                                    SLIDE 2

                              EXPENSE AND PRODUCTIVITY STRATEGY
                                             Support Operations


                  o Focus on vital few, maintain bias to do a
                    few things well

                  o Outsource non-core competencies

                  o Measure productivity

                    * Expect improvement, reward achievement

                  o Re-engineer work processes

                                    SLIDE 1

                                   EXPENSE AND PRODUCTIVITY STRATEGY
                                                  Support Operations


                  o Think and act like owners

                  o Provide key managers and employees equity
                    ownership

                    * Stock purchase at discount
                    * Restricted stock grants


                                    SLIDE 2

                                  EXPENSE AND PRODUCTIVITY STRATEGY
            Number of Applications Underwritten per Underwriter FTE


                                  [BAR GRAPH]


WMB                     320

High Performers         145

Low Performers           65

Source: 1996 Mortgage Banking Best Practices by Arthur Andersen

Note: Performer numbers based on number of applications underwritten per underwriter FTE

                                    SLIDE 1

                                               EXPENSE AND PRODUCTIVITY STRATEGY
                                      Retail Processing and Closing Productivity

                                  [BAR GRAPH]


                                 Avg. Days from               Avg. Days from
                            Application to Approval       Application to Closing

WMB                                    3                            25

High Performance                      23                            40

Low Performance                       32                            54

Source: 1996 Mortgage Banking Best Practices by Arthur Andersen

Note: Performer numbers based on average monthly volume of loans closed


                                    SLIDE 2

                                               EXPENSE AND PRODUCTIVITY STRATEGY
                                             WMB Teller Transaction Productivity

                                  [LINE GRAPH]

                        Mar-93     1555
                        Dec-93     1559
                        Sep-94     1793
                        Jun-95     2253
                        Mar-96     2286
                        Dec-96     2551

                                    SLIDE 1

                                   EXPENSE AND PRODUCTIVITY STRATEGY
                             Production to Non-Production FTE at WMB


                                  [LINE GRAPH]


                           3/91     1.3
                          12/91     1.48
                          12/92     1.65
                          12/93     1.86
                          12/94     1.73
                          12/95     1.73
                          12/96     2.0
                           3/97     2.06

                                    SLIDE 2

                                   EXPENSE AND PRODUCTIVITY STRATEGY
                          Operating Expense to Core Deposits + Loans


                                  [LINE GRAPH]

                          93 Q1     1.72%      Q293   Pio/PFB    1.57%
                          94 Q1     1.59       Q2     Olympus    1.40%
                          95 Q1     1.35       Q4     ASB        1.32%
                          96 Q1     1.35
                          97 Q1     1.20


* Operating expenses include employee related cost, occupancy and other recurring expenses

Note: Excludes nonbanking subsidiaries and Western Bank

                                    SLIDE 1

                                           EXPENSE AND PRODUCTIVITY STRATEGY
                                          Operating Expense to Revenue Ratio


                                  [BAR GRAPH]


                          1989      74.2%
                          1990      63.4
                          1991      57.6
                          1992      56.0
                          1993      53.2
                          1994      52.6
                          1995      52.7
                          1996      49.4

* Operating expenses include employee related cost, occupancy and other recurring expenses. Revenue includes net interest income, fees and other operating income


                                    SLIDE 2

                                                          LENDING STRATEGY


              o Dominate markets

                * Broad but basic product line
                * Service (shorten response times, reduce errors)

              o Focus - loans to individuals and small businesses

                * Single family homes
                * Home equity
                * Manufactured housing
                * Builder loans
                * Multi-family
                * Business

                                    SLIDE 1

                                                     LENDING STRATEGY


                  o Price to middle of the market

                  o Drive down origination and servicing costs

                  o Remix portfolio toward higher yielding
                    loans and reduce securities

                  o Sell tightly margined loans

                  o Increase and migrate originations to ARM
                    market sensitive indices


                                    SLIDE 2

                                                   LENDING STRATEGY
                          Growth by Loan Originations (in Millions)


                                  [BAR GRAPH]


              Jan. - Apr. 1996                4,279

              Jan. - Apr. 1997                4,953           16%

                                    SLIDE 1

                                                  LENDING STRATEGY
                         Growth in Loan Originations (in Millions)

                                  [BAR GRAPH]


                             1995            9,438
                             1996           13,647

                  Hypothetical % increase in 1997 originations

                             @+14%          15,558
                             @+16%          15,831
                             @+18%          16,103


                                    SLIDE 2

                                                  LENDING STRATEGY
                                                Loan Paydown Rates


                             1994            15.9%
                             1995            11.4%
                             1996            18.1%
                             1997 est.*      16.6%

* Based on stable to rising interest rates and beginning of the year loan mix.

                                    SLIDE 1

                                                          LENDING STRATEGY
                                              Net Loan Growth (in billions)

                                                 1997 Originations:
                                               Hypothetical % Increase
                                                from 1996 originations
                                 1996       @+14%       @+16%       @+18%
---------------------------------------------------------------------------
Beginning loan balance          $24.4       $30.7       $30.7       $30.7
Originations                     13.6        15.6        15.8        16.1
Sales/Securitizations            (3.0)       (2.4)       (2.4)       (2.4)
Paydown & REO Transfer           (4.4)       (5.1)       (5.1)       (5.1)
                                -----       -----       -----       -----
   Ending loan balance          $30.7       $38.8       $39.0       $39.3
                                =====       =====       =====       =====
Net loan growth                 $ 6.3       $ 8.1       $ 8.3       $ 8.6
Asset growth ($)                            $ 6.9       $ 7.1       $ 7.4
             (%)                             15.5%       16.0%       16.6%


                                    SLIDE 2

                                                         LENDING STRATEGY
                                                       Loan Mix - 1997 Q1

                          ASB           WMB           WMI
                         -----         -----         -----
Residential               87.5%         60.2%         74.1%
Construction               0.0           4.2           2.4
Multi-Family/CRE          11.3          12.9          12.1
Business                   0.0           2.6           1.3
Consumer                   1.2          19.4          10.1
                         -----         -----         -----
                         100.0%        100.0%        100.0%

                                    SLIDE 1

                                           LENDING STRATEGY
                                      Loan Yields - 1997 Q1


                                  [BAR GRAPH]


                             ASB             7.45%

                             WMB             8.50%

                             WMI             7.98%


                                    SLIDE 2

                                           LENDING STRATEGY
                                              Opportunities

                      o Improve ARM yield at ASB

                      o Increase ARM production at WMB

                      o Implement WMB's higher margin loan
                        programs at ASB

                                    SLIDE 1

                                                     FUNDING STRATEGY
                                                             Deposits

o Build customer relationships

o Lead with aggressive marketing of free checking

o Increase proportion of total deposits in non-term accounts

    * Checking
    * Money market
    * Regular savings



                                    SLIDE 2

                                                     FUNDING STRATEGY
            Transaction and Savings Accouns to Total - March 31, 1997




                                  [BAR GRAPH]


                                 Transaction/Savings      Time
                                 -------------------    --------
         ASB                           31.2%             68.8%
         WMB                           54.3%             45.7%
         WMI                           41.9%             58.1%


                                    SLIDE 1

                                                           FUNDING STRATEGY
                                                                 Borrowings

o Over $11 billion in liquidity available

o Borrowings are mostly collateralized

  * Repurchase agreements

  * Federal home loan bank advances

o Residential loans create additional liquidity and borrowing capacity





                                    SLIDE 2

                                                           FUNDING STRATEGY
                           Rates Paid for Deposits and Borrowings - 1997 Q1




                                  [BAR GRAPH]


                                      Deposits          Borrowings
                                      --------          ----------
         ASB                           4.7 %              5.63%
         WMB                           3.98%              5.50%
         WMI                           4.39%              5.56%


                                    SLIDE 1


                                                           NET INTEREST SPREAD
                                                                       1997 Q1


                                 ASB           WMB          WMI
                                ------        -----        -----
Loan yield                       7.45%         8.50%        7.98%
Deposit rate                     4.69          3.98         4.38
                                -----         -----        -----
  Spread                         2.76%         4.52%        3.60%

Loan yield                       7.45%         8.50%        7.98%
Borrowing rate                   5.65          5.44         5.62
                                -----         -----        -----
  Spread                         1.80%         3.06%        2.36%

Deposit/Loans                    77.0%         72.0%        74.5%




                                    SLIDE 2



                                                           NET INTEREST SPREAD
                                    Return on Capital - Alternative Strategies



                                              Traditional       Consumer
                                                 (ASB)         Bank (WMB)
                                              -----------      ----------
Loan yield                                       7.45%             8.50%
Borrowing (95%)                                  5.65              5.44
Equity (5%)                                     -0.0-             -0.0-
                                               ------             -----
  Spread                                         1.80              3.06
  Margin                                         2.10              3.27
Credit losses                                   (0.15)            (0.23)
Servicing, fees, gain                            0.30              0.30
Core expenses                                   (1.10)            (1.30)
                                               ------            ------
Return before taxes                              1.15              2.04
Taxes @ 38.1%                                   (0.44)            (0.78)
                                               ------            ------
Net return                                       0.71%             1.26%
                                               ======            ======
ROCE                                             14.2%             25.2%

                                    SLIDE 1

                        INTEREST RATE RISK MANAGEMENT STRATEGY


o Manage one-year GAP between 0 - (5%)

o Limit volatility of net interest income to a 100 basis point rate change to less than 5 percent within 12 months

o Increase the percent of adjustable-rate assets

o Reduce repricing lags

o Migrate adjustable rate assets to more market sensitive indices


                                    SLIDE 2



                     INTEREST RATE RISK MANAGEMENT STRATEGY
                                       Residential Loan Mix


     Dec. 31, 1996                                             Mar. 31, 1997


   74.8%        25.2%                                          75.3%      24.7%

                                  Dec. 31, 1997 [est.]



                              78.2%            21.8%

                            [ ] Fixed    [X] Adjustable


Assumes residential loan production mix and conforming fixed rate loans sales policy pursued during first four months of 1997 continued for entire year.

                                    SLIDE 1

                     INTEREST RATE RISK MANAGEMENT STRATEGY
                                   ARM Index Considerations


o ARM repricing lag is longer in COFI
  portfolio than in CMT portfolio

   * COFI lag is 3.2 months
   * CMT lag is 1.7 months

o All new COFI adjustable-rate loans have a 2-month repricing lag

o Menu of alternatives include: COFI, CMT, MTA, and LAMA


                                    SLIDE 2


                     INTEREST RATE RISK MANAGEMENT STRATEGY
                                   Advantages of COFI Index


o Popular with customers

o Limits payment volatility

o Rates usually adjust monthly

o Teaser rate period limited to 1-3 months

o Negative amortization feature has had limited to no consequences

                                    SLIDE 1

                     INTEREST RATE RISK MANAGEMENT STRATEGY
                                   Problems with COFI Index


o Declining measurement base

   * 69 institutions, down from over 200
   * Potential for index management

o Changing composition of funding makes
  COFI less responsive to market changes

o Marketing issues



                                    SLIDE 2


                     INTEREST RATE RISK MANAGEMENT STRATEGY
                                    Problems with CMT Index


o Teaser rate periods last 1-2 years

o 2% periodic rate cap can result in significant payment shock

o Higher prepayment rates when loan fully indexes at 2.875% margin

                                    SLIDE 1


                     INTEREST RATE RISK MANAGEMENT STRATEGY
                                        Fully Indexed Rates


                                                            Stabilized
                               Index  +  Margin   =   Rate     Rate
----------------------------------------------------------------------
COFI                            4.78      2.60    =   7.38    7.50

CMT                             5.80      2.88    =   8.68    8.68

MTA                             5.64      2.00    =   7.64    7.80

30-Year                                               8.25    8.25

                                    SLIDE 2


                    INTEREST RATE RISK MANAGEMENT STRATEGY
                                            ARM Index Goals

o Customer attractiveness of COFI ARM
  superior to CMT ARM

o Prepayment risk less with COFI ARM,
  particularly when market rates are falling

o CMT ARM profitability invariant relative to market

o COFI ARM profitability declining relative to market

                                    SLIDE 1

                     INTEREST RATE RISK MANAGEMENT STRATEGY
                                            ARM Index Goals


o MTA index combines the best of both worlds

o Current MTA margin is 200 basis points

o MTA is more profitable than COFI

o This strategy is being implemented as
  quickly as possible in a way that avoids disrupting loan production



                                    SLIDE 2


                                CAPITAL MANAGEMENT STRATEGY


o Prudent to target Federal Reserve capital requirements for bank holding companies


                                 Well capitalized
                                 ----------------

  Leverage ratio                        5%
  Tier 1 Risk ratio                     6
  Tier 2 Risk ratio                    10

o Exceed FDIC & OTS well-capitalized requirements for banking subsidiaries

                                    SLIDE 1



                                      CAPITAL MANAGEMENT STRATEGY
                                 Hypothetical Model [in millions]



o Loan Growth Rate                           14%           18%

o Implied Asset Growth                     $6,903        $7,388

o Required Capital @ 5%                      $345          $369

o Retained Equity @ 19.4% ROCE*               303           303
                                           ------        ------
o Prospective Capital "Shortfall"             $42           $66


* Assumes 1997 Q1 ROCE adjusted for 30% dividend payout


                                    SLIDE 2

                                   FINANCIAL MANAGEMENT OPPORTUNITIES
                                        Potential Margin Enhancements


o Increase percent of deposits in transaction                       +
  accounts

o Increase percent of assets in higher yielding loans               +

o Price competitively ARM loans with favorable
  indices                                                           +

o Reduce low-yielding securities                                    +

o Increase percent of borrowings                                    -

o Result:  Stable/increased interest margin

                                    SLIDE 1

                                         FINANCIAL MANAGEMENT OPPORTUNITIES
                                                       Fee Income Prospects

o Rises rapidly as free checking strategy gathers momentum at ASB

o Annual increases should range from 15% to 30%




                                    SLIDE 2

                                         FINANCIAL MANAGEMENT OPPORTUNITIES
                                                Operating Expense Prospects

o Investment in implementing our consumer banking strategy raises expenses in 1997

o Consolidation economies from ASB will take full effect in the second half of 1997

o Productivity improvements will contain costs over time

o Overall we expect expenses to rise about half as fast as asset growth

                                    SLIDE 1

                      INVESTOR CONFERENCE

                                               do the math




                                    SLIDE 2

                                APPENDIX - LENDING STRATEGY
                       Estimated Paydown Rates by Loan Type

        Single family:
         COFI ARM                               12%
         Treasury ARM                           15
         Fixed rate                             10
                                                --
                                                12

        Construction:
         Custom                                 15
         Builder                               175

        Multi family                            16

                                    SLIDE 1

                                       APPENDIX - LENDING STRATEGY
                              Estimated Paydown Rates by Loan Type

                Business                        80%

                Consumer:
                    Home Equity                 33
                    Manufactured Housing        12
                    Other                       50
                                              ----
                                                28
                                              ----

                Total Paydown Rate            16.6%




                                    SLIDE 2

                                       APPENDIX - LENDING STRATEGY
                                        Asset Growth (in millions)

                                         Hypothetical % Increase in originations
                                            @+14%         @+16%         @+18%
                               1996          1997          1997          1997
--------------------------------------------------------------------------------
Cash & equivalents             $831          $613          $616          $619
Investment securities         1,506         1,739         1,748         1,756
MBS                          10,467         9,106         9,106         9,106
Loans, net                   30,331        38,437        38,669        38,900
Other assets                  1,418         1,560         1,560         1,560
                             ------        ------        ------        ------
Total assets                 44,553        51,455        51,699        51,941
Asset growth                              $ 6,902       $ 7,146       $ 7,388
                                            15.5%         16.0%         16.6%

Assumptions: Cash and equivalents - adjusted down for excess cash; grows at same rate as total assets
             Investment securities - grows at same rate as total assets
             MBS - paydowns are 13%; other assets grow at 10%